POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (06/25/07)
Return Before Taxes	2.53%	18.80%	5.26%
Return After Taxes on Distributions	1.86%	18.08%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	2.12%	15.39%	4.15%
FTSE RAFI Developed Asia Pacific ex Japan Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	3.89%	19.65%	6.18%
MSCI Pacific ex Japan Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	5.49%	18.29%	3.70%

Please Retain This Supplement For Future Reference.

P-PAF-SUMPRO-1 SUP-2 050814